SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
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
[  ]   Preliminary Proxy Statement



[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[  ]   Definitive Proxy Statement



[X]    Definitive Additional Materials



[  ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

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[  ]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:



            (5)   Total Fee Paid:


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
[  ]   Fee paid previously with preliminary materials.



[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

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THE MEETING HAS BEEN ADJOURNED!
YOUR VOTE IS IMPORTANT!
July 16, 1997
Dear Shareholder:
Some of the proposals scheduled for vote at the July 16, 1997 shareholder meeting could not be acted upon because QUORUM WAS NOT OBTAINED. To allow for further solicitation of these votes, the meetings were adjourned to Monday, August 4th at 3:00 p.m. eastern standard time.
Several weeks ago we mailed you a letter reminding you to vote on these important proposals that affect your fund(s). To date, we have not received your ballot.
Your vote is CRUCIAL!
To cast your ballot, simply record your vote on the enclosed proxy card. You can mail your signed proxy card in the special accompanying envelope which will expedite processing and does not require any postage from you. (If your return envelope is for Federal Express, call 1-800-238-5355 for free pick-up at your location.) Be sure to sign the card before mailing it in the envelope provided.
REMEMBER, VOTING IS QUICK AND EASY.  EVERYTHING YOU NEED IS ENCLOSED.
Your vote is important. Please accept our thanks in advance for your cooperation and prompt attention to this matter.
Sincerely,

/s/Edward C. Johnson 3d
Edward C. Johnson 3d
Chairman and Chief Executive Officer
                     ADV-MPXL3-0797
THE MEETING HAS BEEN ADJOURNED!
YOUR VOTE IS IMPORTANT!
July 16, 1997
Dear Shareholder:
Some of the proposals scheduled for vote at the July 16, 1997 shareholder meeting could not be acted upon because QUORUM WAS NOT OBTAINED. To allow for further solicitation of these votes, the meetings were adjourned to Monday, August 4th at 3:00 p.m. eastern standard time.
Several weeks ago we mailed you a letter reminding you to vote on these important proposals that affect your fund(s). To date, we have not received your ballot.
Your vote is CRUCIAL!
To cast your ballot, simply record your vote on the enclosed proxy card. You can mail your signed proxy card in the special accompanying envelope which will expedite processing and does not require any postage from you. (If your return envelope is for Federal Express, call 1-800-238-5355 for free pick-up at your location.) If you prefer, you may fax in your vote by faxing both the FRONT and BACK of your signed proxy card to 1-888-451-VOTE. Be sure to sign the card before mailing it in the envelope provided, or faxing it to the number above. Lastly, you have the option of voting your shares over the telephone by calling toll-free at 1-800-848-3155.
REMEMBER, VOTING IS QUICK AND EASY.  EVERYTHING YOU NEED IS ENCLOSED.
Your vote is important. Please accept our thanks in advance for your cooperation and prompt attention to this matter.
Sincerely,

/s/Edward C. Johnson 3d
Edward C. Johnson 3d
Chairman and Chief Executive Officer
                     ADV-PXL3-0797
THE MEETING HAS BEEN ADJOURNED!
YOUR VOTE IS IMPORTANT!
July 16, 1997
Dear Shareholder:
Some of the proposals scheduled for vote at the July 16, 1997 shareholder meeting could not be acted upon because QUORUM WAS NOT OBTAINED. To allow for further solicitation of these votes, the meetings were adjourned to Monday, August 4th at 3:00 p.m. eastern standard time.
Several weeks ago we mailed you a letter reminding you to vote on these important proposals that affect your fund(s). To date, we have not received your ballot.
Your vote is CRUCIAL!
To cast your ballot, simply record your vote on the enclosed proxy card. You can mail your signed proxy card in the special accompanying envelope which will expedite processing and does not require any postage from you. (If your return envelope is for Federal Express, call 1-800-238-5355 for free pick-up at your location.) Be sure to sign the card before mailing it in the envelope provided. You also have the option of voting your shares over the telephone by calling toll-free at 1-800-454-8683.
REMEMBER, VOTING IS QUICK AND EASY.  EVERYTHING YOU NEED IS ENCLOSED.
Your vote is important. Please accept our thanks in advance for your cooperation and prompt attention to this matter.
Sincerely,

/s/Edward C. Johnson 3d
Edward C. Johnson 3d
Chairman and Chief Executive Officer
                     ADV-PXL3-0797